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                                   SIGNATURES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 28, 1998
                                                 -------------------------------


                            Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


        1-1175                                            31-4156620
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(Commission File Number)                       (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                   (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.
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On December 28, 1998, Cooper  Industries,  Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that it will be implementing cost-cutting measures including the consolidation of manufacturing operations, relocation of production positions and reduction of general and administrative expenses company-wide.

The Company has given notice to the holders of its 6% Exchangeable Notes Due January 1, 1999 ("DECS"), that the Company irrevocably elects to deliver shares of Common Stock, par value $1.00 per share, of Wyman-Gordon Company ("W-G
Shares"), upon the mandatory exchange of the principal amount of the DECS on January 1, 1999. Accordingly, the holders of the outstanding $189 million principal amount of the DECS will receive 14,000,000 W-G Shares from the Company upon exchange of the DECS on January 1, 1999.

Item 7.   Financial Statements and Exhibits.
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          Exhibits

          99.1 Company Press Release Dated December 28, 1998 titled "Cooper Industries Moves to Improve Long-Term Competitive Position."


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     COOPER INDUSTRIES, INC.
                                                     (Registrant)



Date:  December 29, 1998                             /s/ TERRANCE V. HELZ
                                                     --------------------
                                                     Terrance V. Helz
                                                     Associate General Counsel
                                                       and Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit No.
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99.1              Company Press Release Dated December 28, 1998 titled "Cooper
                  Industries Moves to Improve Long-Term Competitive Position."